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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 8, 2011

UNIVERSAL AMERICAN CORP.
(Exact Name of Registrant as Specified in Its Charter)

New York (State or Other Jurisdiction of Incorporation)	0-11321 (Commission File Number)	11-2580136 (I.R.S. Employer Identification No.)

Six International Drive, Suite 190
Rye Brook, New York 10573
(Address of principal executive offices) (Zip Code)

(914) 934-5200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

        On March 8, 2011, Universal American Corp. (the "Company") entered into Amendment No. 1 to the Separation Agreement (the "Amendment") to amend that certain Separation Agreement, dated December 30, 2010, by and among the Company, Universal American Spin Corp. (f/k/a Ulysses Spin Corp.), a Delaware corporation and a wholly-owned subsidiary of the Company ("Newco"), and, solely for the limited purposes specified therein, CVS Caremark Corporation, a Delaware corporation ("CVS Caremark"), pursuant to which the Company, Newco and CVS Caremark have agreed to amend the treatment of certain equity awards as more fully set forth therein.

        The foregoing descriptions of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the copy of the Amendment included as an exhibit hereto, which is incorporated by referenced herein.

Additional Information

        In connection with the Company's proposed transaction with CVS Caremark, Newco has filed with the SEC a Registration Statement on Form S-4 that includes a proxy statement of the Company that also constitutes a prospectus of Newco. The Company will mail the proxy statement/prospectus to its shareholders. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY BECAUSE THE PROXY STATEMENT/PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (sec.gov). You will also be able to obtain these documents, free of charge, when filed, from the Company's website, www.UniversalAmerican.com, under the tab "Investors" and then under the tab "SEC Filings."

        The Company and its directors, executive officers and certain other members of management and employees may be soliciting proxies from the Company shareholders in favor of the merger and the separation. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about the Company's executive officers and directors in its definitive proxy statement filed with the SEC on April 30, 2010.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits.

2.1	Amendment No. 1 to Separation Agreement, dated as of March 8, 2011, by and among Universal American Corp., Universal American Spin Corp. and, solely for the limited purposes specified therein, CVS Caremark Corporation.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2011

UNIVERSAL AMERICAN CORP.
By:	/s/ TONY L. WOLK Name: Tony L. Wolk Title: SVP, General Counsel and Secretary

 EXHIBIT INDEX

2.1	Amendment No. 1 to Separation Agreement, dated as of March 8, 2011, by and among Universal American Corp., Universal American Spin Corp. and, solely for the limited purposes specified therein, CVS Caremark Corporation.

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX